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Exhibit 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-52334) of Edwards Lifesciences Corporation of our report dated June 28, 2002 relating to the financial statements of the Edwards Lifesciences Corporation of Puerto Rico Savings and Investment Plan, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP

Orange County, California
June 28, 2002

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CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS